Exhibit 99.1

Nucleic Acid Therapeutics and Rare Diseases Annual Shareholder Meeting San Diego, CA 16 October 2015

Forward Looking Statement This document contains forward - looking statements about Marina Biotech, Inc . (the “Company”) that are based on current management expectations . These statements reflect the Company’s current views with respect to uncertain future events and are based on imprecise estimates and assumptions and are subject to risk and uncertainties . Given these uncertainties, investors should not place undue reliance on the forward - looking statements contained in or made in connection with this document . The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by these forward - looking statements for a variety of reasons . The Company undertakes no duty or obligation to update or revise forward - looking statements as a result of new information, future events or changes in the Company’s expectations . Factors that could cause actual results to differ materially from those contained in the forward - looking statements in this document include, but are not limited to : ( i ) the Company’s ability to obtain additional and substantial funding when required and on acceptable terms ; (ii) the Company’s ability to attract and/or maintain research, development, commercialization and manufacturing partners ; (iii) the ability of the Company and/or a partner to successfully complete product research and development, including pre - clinical and clinical studies and commercialization ; (iv) the ability of the Company and/or a partner to obtain required governmental approvals ; (v) the ability of the Company and/or a partner to develop and commercialize products that can compete favorably with those of its competitors ; (vi) the timing of costs and expenses related to the R&D programs of the Company and/or its partners ; (vii) the timing and recognition of revenue from milestone payments and other sources not related to product sales ; (viii) the Company’s ability to obtain suitable facilities in which to conduct its planned business operations on acceptable terms and on a timely basis ; (ix) the Company’s ability to attract and retain qualified officers, employees and consultants on a timely basis ; and (x) costs associated with any product liability claims, patent prosecution, patent infringement lawsuits and other lawsuits . Additional factors that could cause actual results to differ materially from those projected or suggested in any forward - looking statements are contained in the Company’s most recent filings with the Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Forward - Looking Statements” contained in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2014 . You may access the Company’s filings with the SEC for free by visiting the SEC’s website at http : //www . sec . gov . 2

Marina has the capability to develop and deliver novel single - and double - stranded oligonucleotides . . . Marina Biotech – The Broadest Nucleic Acid Drug Discovery Capability in Sector 3 Marina Antisense siRNA microRNA mimics & antagomirs . . . w ith clinical demonstration in rare diseases and oncology.

» Proprietary chemistries for development of novel single - and double - stranded nucleic acid therapeutics » Multiple proprietary delivery systems with clinical demonstration of safety, activity and delivery outside the liver » Rare disease pipeline including a Phase 1 asset which has both FDA Orphan Drug and Fast Track designations » Broad IP estate with 150 issued/allowed patents and 120 pending worldwide » Licensing deals which potentially provide up to $165 MM* in milestones plus royalties » Broad drug discovery platform for additional licensing and partnering opportunities in: » Rare and orphan diseases » Oncology » Emerging therapeutic modalities, i.e. CRISPR/Cas9, Immuno - therapeutics 4 Our Assets and Strengths *Assumes ProNAi pursues only 5 gene targets

Chemistries for Single- AND Double-Stranded Oligonucleotide Therapeutic Agents

- ***Unlocked nucleobase monomers (UNM) – Allows development of double-stranded oligonucleotides that engage the RNAi pathway***


Base
OH
O
P
UNM


Base
OH
O
P
RNA

- ***Conformationally restricted nucleotides (CRN) – Allows development of stable, high affinity, single-stranded oligonucleotides***


BASE
OH
OH
P

RNA


BASE
OH
P

CRN

Comparison to Roche Chemistry via Santaris Acquisition


BASE
OH
P

LNA

MARINA BIOTECH
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Delivery Capability which is Unparalleled Within the Sector

Systemic Delivery
SMARTICLES
[1]Relapsed/Refractory non-Hodgkin's Lymphoma
[2]Hepatocellular Carcinoma

Oral Delivery
tkRNAi
[3]Familial Adenomatous Polyposis



Local Delivery
DiLA2
Bladder Cancer

Targeted Delivery
TrpCage-based Peptides
Prostate Cancer

Clinical Programs
[1]ProNAi Therapeutics
[2]Mirna Therapeutics
[3]Marina Biotech

Two separate and distinct delivery technologies in clinical development

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» Effective d elivery of single - stranded and double - stranded nucleic acids » ProNAi Therapeutics - PNT2258 (24mer single - stranded DNA decoy) » Mirna Therapeutics - MRX34 (19 - 21mer double - stranded microRNA mimic ) » Delivery to cell nucleus (PNT2258) and cell cytoplasm (MRX34) » Delivery outside the liver, i.e. tumors, immune cells » Interim Phase II data as reported by ProNAi : » 11 of 13 patients achieved clinical benefit, with ongoing Progression Free Survival (PFS) extending to 18 months and beyond » Durable and clinically meaningful complete and partial responses in patients with aggressive disease – Richter’s and Burkitt’s - like DLBCL » Interim Phase I data as reported by Mirna : » Manageable safety profile » May have potential activity in HCC, SCLC, NET, CRC and lymphoma » Molecular analysis of white blood cells showed a dose - dependent repression of miR - 34 targets » Safe and well tolerated – over 100 patients dosed to date 7 Most Versatile Delivery System in Clinical Development 1 – SMARTICLES ® Most widely adopted clinical stage nucleic acid delivery technology 1 Note: the most up - to - date information on Mirna’s and ProNAi’s preclinical and clinical experience with SMARTICLES can be found in their most recent public filings

Only Orally Available RNAi Delivery Technology in Clinical Development - tkRNAi ™ 8 » Non - pathogenic bacteria engineered to produce, deliver and release interfering RNA mediators (shRNA) to targeted tissue » Efficient delivery to the epithelium of the gastrointestinal tract via oral administration » Safe and well tolerated: » Daily dosing of up to 10 9 cfu (colony forming units) in patients for 28 days with no serious adverse events » Well tolerated with daily dosing of up to 10 11 cfu in non - human primates for 270 days » Clinical data indicates the potential for exposure throughout entire intestinal tract; providing opportunities to treat GI inflammatory diseases » Ability to modify delivery vehicle to accommodate emerging therapeutic approaches such as a CRISPR/Cas9 - based modality

Broad, Young and Issuing Intellectual Property Estate Technology US Issued or Allowed Foreign Issued or Allowed Worldwide Pending Biochemistry Unlocked Nucleobase Monomers (UNM) 2 6 25 Conformationally Restricted Nucleotides (CRN) 3 -- 12 Delivery Liposome Systems 14 82 44 Liposome Manufacturing Methods -- 6 15 Bacterial Systems 1 10 7 Phage Display Library 4 -- -- Targeting, conjugating & condensing peptides 2 11 17 Other Pyridazine derivatives, tight junction, etc. 4 2 6 9 >150 issued/allowed patents and >120 pending U.S. and foreign applications

Rare Disease Drug Development 10

Clinical Program Pipeline Development Stage Program Myotonic Dystrophy Pre - IND Studies Phase I CEQ508 - FAP Duchenne Muscular Dystrophy IND 2017 2016 2017 2017 2018 2017 2017 2018 2019 Phase II Lead Selection CEQ508 has FDA Orphan Drug and Fast Track Designations 11

Clinical Program Pipeline Development Stage Program Myotonic Dystrophy Pre - IND Studies Phase I CEQ508 - FAP Duchenne Muscular Dystrophy IND 2017 2016 2017 2017 2018 2017 2017 2018 2019 Phase II Lead Selection CEQ508 has FDA Orphan Drug and Fast Track Designations 10

Application of Drug Discovery Platform – Myotonic Dystrophy 12 Accumulation of altered DMPK mRNA in nucleus sequesters Muscleblind (MBNL1) protein resulting in loss - of - function 1. Steric Blocking » Displace/disrupt the MNBL - CUG n+x interaction 2. mRNA Translational Inhibition » RNAi or RNase H - dependent degradation of DMPK mRNA 3. Splice Junction Inhibition » Modulate CUG n+x via altered splicing of DMPK gene to reduce/skip CUG n+x Marina’s compounds span the entire spectrum of RNA - based MOAs

Advantages of Marina’s Approach » Broad nucleic acid drug discovery capability which is agnostic to mechanism of action » Versatile delivery platform with clinical demonstration of cell nucleus and cytoplasm delivery » Ability to take a multi - therapeutic approach to treating multiple biological systems » Ability to de - risk the clinical development effort by creating a more robust clinical program with “leads” and “back - ups” - not “binary” drug discovery & development 13

2015 Accomplishments » Raised $ 1.5 MM through the issuance of convertible preferred stock and a prepaid milestone » Granted Food and Drug Administration Fast Track designation for CEQ508, an investigational RNAi therapeutic for the treatment of Familial Adenomatous Polyposis » Licensee Mirna Therapeutics reported delivering a double - stranded miRNA mimic to white blood cells of patients with multiple tumor types with SMARTICLES » Expanded worldwide patent protection for the company’s nucleic acid delivery technologies: » SMARTICLES in Canada, Europe and Japan covering formulations currently in Phase I and Phase II clinical studies through our licensees Mirna Therapeutics and ProNAi Therapeutics » TransKingdom RNAi ( tk RNAi ) in the United States covering a wide range of vectors for bacterial mediated gene silencing, as well as the fundamental invasive bacterium for delivering RNA therapeutics » Di - terminal Amino Acid Lipids (DILA2) in Japan, Europe, and Israel 14

Future Potential Partnering Opportunities

- ***Partner of Choice for Rare Diseases, i.e. Spinal Muscular Atrophy, Hemophilia, Friedrich's Ataxia, Rare Oncology Indications***
  - Biochemistries for single- and double-stranded constructs
  - Delivery technologies with unequaled clinical versatility
  - Ability to pursue robust clinical development programs
- ***Demonstrated Application in Oncology, i.e. HCC, Solid Tumors***
  - Delivery and activity, in humans, of single- and double-stranded oligonucleotides targeting solid tumors
  - Delivery and activity in immune cells
  - Pre-IND program in bladder cancer
  - Proprietary cell-targeting peptide with demonstrated *in vitro* specificity to prostate cancer cells
- ***Ability to Capitalize on Emerging Therapeutic Approaches, i.e. CRISPR/Cas9, Immuno-Therapeutics***
  - Versatile delivery technologies

MARINA BIOTECH

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Thank You 16